EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fuse Science, Inc. (the “Company”) on Form 10-Q/A for the nine months ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Tuffin, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 18, 2014	By: /s/Brian Tuffin
Brian Tuffin,
Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)